UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2019

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Am Klopferspitz 19

82152 Martinsried

Germany

(Address of principal executive offices)

Registrant’s telephone number, including area code: 49 89 250079460

Vital Therapies, Inc.

15222-B Avenue of Science

San Diego, CA 92128

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    Yes  ☒    No  ☐

Item 1.01. Entry into a Material Definitive Agreement.

To the extent required by Item 1.01 of Form 8-K, the information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 12, 2019 (the “Closing Date”), pursuant to the terms of the Exchange Agreement, dated as of January 6, 2019, between Vital Therapies, Inc., a Delaware corporation (the “Company”), Immunic AG, a German corporation (“Immunic”), and the shareholders of Immunic party thereto (the “Exchange Agreement”), the holders of Immunic ordinary shares exchanged all of their outstanding shares for shares of Company common stock, resulting in Immunic becoming a wholly-owned subsidiary of the Company (the “Transaction”). Immediately following the Transaction, the Company changed its name to “Immunic, Inc.”

At the closing of the Transaction, (i) each Immunic preferred share was converted into one Immunic ordinary share, and (ii) each Immunic ordinary share was converted into the right to receive 17.17 shares of the Company’s common stock, after giving effect to the reverse stock split (the “Reverse Stock Split”) described below under Item 5.03. The exchange ratio was determined through arm’s-length negotiations between the Company and Immunic.

The aggregate consideration issuable in the Transaction, after giving effect to the Reverse Stock Split, was 8,927,130 shares of the Company’s common stock. Following the Transaction and after giving effect to the Reverse Stock Split, the former shareholders of Immunic owned approximately 88.25% of the common stock of the Company, and the shareholders of Vital Therapies, Inc. immediately prior to the Transaction owned approximately 11.75% of the common stock of the Company. The issuance of shares of the Company’s common stock in the Transaction was registered with the Securities and Exchange Commission on a Registration Statement on Form S-4 (Registration No. 333-229510).

Prior to the closing of the Transaction, Immunic issued, in a private placement transaction (the “Financing”), an aggregate of 129,744 ordinary shares to certain of its shareholders for aggregate consideration of €26,677,176 (approximately $30 million), pursuant to the terms of the Investment and Subscription Agreement, dated as of January 6, 2019, between Immunic and the shareholders and investors party thereto (the “Subscription Agreement”). The shareholders participating in the Financing included LSP, Omega Funds, Fund+, LifeCare Partners, Bayern Kapital, High-Tech Gründerfonds and IBG Beteiligungsgesellschaft Sachsen-Anhalt.

Prior to the Transaction, (i) the former shareholders of Immunic agreed to lock-up covenants, and the executive officers and directors of Immunic have entered into lock-up agreements, and (ii) the officers and certain directors of the Company prior to the closing of Transaction entered into lock-up agreements, pursuant to which such persons have agreed not to, except in certain circumstances, offer, pledge, sell, contract to sell, sell any option to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any Company securities or shares of the Company’s common stock, including, as applicable, shares received in the Transaction and shares issuable upon exercise of certain warrants, RSUs and options, until 180 days after the Closing Date (each such agreement, a “Lock-Up Agreement”).

The foregoing description of the Transaction, the Exchange Agreement and the transactions contemplated thereby, the Subscription Agreement and the Lock-Up Agreements do not purport to be complete and are qualified in their entirety by reference to the Exchange Agreement, the Subscription Agreement and the forms of Lock-Up Agreement, copies of which are attached as Exhibits 2.1, 10.1, and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On April 12, 2019, the audit committee of the board of directors of the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm and approved the engagement of Baker Tilly Virchow Krause, LLP (“Baker Tilly”), as its new independent registered public accounting firm for the fiscal year ending December 31, 2019.

PwC’s reports on the Company’s consolidated financial statements for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that PwC’s reports for the fiscal year ended December 31, 2018 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through April 12, 2019: (i) there were no disagreements between the Company and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PwC with the disclosures under this Item 4.01(a), and has requested and received from PwC a copy of the letter addressed to the Securities and Exchange Commission stating that PwC agrees with the above statements. A copy of the letter from PwC is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On April 12, 2019, the Audit Committee approved the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Company’s new independent registered public accounting firm, effective upon consummation of the Transaction. During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through April 12, 2019, neither the Company nor anyone acting on behalf of the Company had consulted Baker Tilly regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Baker Tilly provide a written report or oral advice to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information disclosed under Item 2.01 is incorporated by reference herein.

Departure of Directors and Officers

On the Closing Date, Faheem Hasnain, Cheryl L. Cohen and Lowell E. Sears resigned as directors of the Company. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

On the Closing Date, Dr. Duane D. Nash resigned as President and Chief Executive Officer of the Company, Robert A. Ashley resigned as Chief Technical Officer and Executive Vice President of the Company, Michael V. Swanson resigned as Chief Financial Officer and Executive Vice President of the Company and John E. Dunn resigned as General Counsel and Secretary of the Company.

Appointment of Directors

On the Closing Date, the board of directors of the Company approved a resolution increasing the size of the board to five, and appointed Dr. Daniel Vitt as a Class I director, whose term will expire at the 2021 annual meeting of stockholders; Dr. Jörg Neermann as a Class II director, whose term will expire at the 2019 annual meeting of stockholders; and Dr. Vincent Ossipow and Jan van den Bossche as Class III directors, whose terms will expire at the 2020 annual meeting of stockholders, each director to hold office in accordance with the amended and restated certificate of incorporation and bylaws of the Company and until his successor is duly elected and qualified or until his earlier death, resignation or removal. Dr. Duane D. Nash remains as a Class I director, whose term will expire at the 2021 annual meeting of stockholders.

On the Closing Date, Mr. van den Bossche, Dr. Neermann and Dr. Ossipow were appointed to serve on the each of the audit committee, the compensation committee and the nominating and corporate governance committee.

Each of the newly appointed directors entered into the Company’s standard form of indemnification agreement on April 12, 2019, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Biographical information regarding the Company’s newly appointed directors is set forth under the caption “Management Following the Closing of the Transaction” in the Proxy Statement/Prospectus filed by the Company on February 19, 2019 (the “Proxy Statement”) and is incorporated by reference herein.

Appointment of Officers

On the Closing Date, Dr. Daniel Vitt was appointed Chief Executive Officer and President of the Company, Dr. Andreas Muehler was appointed Chief Medical Officer of the Company, Dr. Hella Kohlhof was appointed Chief Science Officer of the Company and Dr. Manfred Gröppel was appointed Chief Operating Officer and Principal Financial Officer of the Company.

Each of the newly appointed officers entered into the Company’s standard form of indemnification agreement on April 12, 2019, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Biographical information regarding the Company’s newly appointed officers is set forth under the caption “Management Following the Closing of the Transaction” in the Proxy Statement and is incorporated by reference herein.

There are no family relationships among any of Company’s directors or executive officers. In addition, none of the directors or officers is a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed under Item 2.01 is incorporated by reference herein.

On April 12, 2019, in connection with and immediately prior to the closing of the Transaction, the Company amended its amended and restated certificate of incorporation to effect, at 1:00 p.m. Eastern Time, (i) a reverse split of the outstanding shares of the Company’s common stock, par value $0.0001 per share, at a ratio of 40:1, and (ii) the corporate name change of “Vital Therapies, Inc.” to “Immunic, Inc.” (the “Amended Certificate”).

No fractional shares were issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they held a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is exchanged are entitled to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the common stock (on a post-reverse-split basis) on the Nasdaq Global Select Market on April 11, 2019. The ownership of a fractional share will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described above.

The foregoing descriptions of the amendments to the Company’s amended and restated certificate of incorporation do not purport to be complete and are qualified in their entirety by reference to the Amended Certificate, a copy of which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On April 12, 2019, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The information in this paragraph (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events.

Shares of the Company’s common stock were previously listed on the Nasdaq Global Select Market under the symbol “VTL.” The Company’s common stock is expected to begin trading on the Nasdaq Capital Market under the symbol “IMUX” on April 15, 2019. The Company’s common stock has a new CUSIP number of 4525EP 101. Additionally, the shares of Company common stock issued in the Transaction have been approved for listing on the Nasdaq Capital Market.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The Company intends to file the financial statements required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits

Exhibit	Description

2.1*	Exchange Agreement, dated as of January 6, 2019, between Vital Therapies, Inc., Immunic AG, and the Shareholders of Immunic AG (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on January 7, 2019).

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant.

10.1	Investment and Subscription Agreement, dated as of January 6, 2019, between Immunic AG and its Shareholders. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on January 7, 2019).

10.2	Forms of Lock-Up Agreement.

10.3	Form of Indemnification Agreement between the Registrant and its directors and officers. (incorporated by Reference to Exhibit 10.1 to the Registration Statement on Form S-1 filed by the Registrant on November 6, 2013).

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 15, 2019.

99.1	Press Release, dated April 12, 2019.

*The schedules and exhibits to the Exchange Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 15, 2019	Immunic, Inc.

	By:	/s/ Daniel Vitt
Daniel Vitt
Chief Executive Officer